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                                                                   Exhibit 10.36

                                 PROMISSORY NOTE
                                 ---------------


              FOR VALUE RECEIVED, ________________ (the "Executive"), a resident of __________ promises to pay to the order of Digex, Incorporated, a corporation organized under the laws of the State of Delaware, with its principal place of business at One Digex Plaza, 12050 Baltimore Avenue, Beltsville, MD 20705 the principal sum of $__________ (the "Principal Balance"), together with interest until paid, as set forth in this Promissory Note (the "Note").

              1.0   Interest Rate
                    -------------

              Interest shall accrue and be payable on the outstanding unpaid Principal Balance of this Note at the fixed interest rate of three and eighty-two one hundredths percent (3.82%) per annum.

              2.0   Principal and Interest Payment; Prepayment
                    ------------------------------------------

              Unless sooner paid in full, and subject to Digex rights hereunder to require accelerated payment of this Note upon the occurrence of an Event of Default, the entire unpaid Principal Balance of this Note, together with all outstanding and unpaid accrued interest thereon, shall be due and payable on the earlier of (i) November 1, 2003 or (ii) termination of the Executive's employment with Digex and/or its subsidiaries, affiliates or successors (hereafter collectively referred to as the "Company") for any reason including, but not limited to, termination by the Company with or without cause, termination as a result of death, or permanent disability, resignation for any reason or termination resulting from constructive discharge. The Executive's obligation under this Note will not be affected by any change in control, sale of assets, sale of stock, merger, share exchange, consolidation, business combination, reorganization, or change in capitalization, of or involving the Company. This Note shall inure to the benefit of, and be enforceable by, the Company. The Executive may prepay this Note, in whole or in part, at any time without penalty.

              3.0   Company Right to Payment Offset
                    -------------------------------

              The Company shall have the right to offset against Executive's salary and bonus any unpaid Principal Balance payment or interest due November 1, 2003.

              4.0   Manner of Payment; Application of Payment
                    -----------------------------------------

              Payment shall be made in immediately available funds without set-off or counterclaim or deduction of any kind on the due date of such payment, and shall be made to the address for notices to the Company. Payment by check shall be accepted subject to collection in immediately available funds. Unless otherwise agreed, payment shall be applied as follows: first to Collection Costs (defined below in this Note) not previously collected from the Executive by the Company; second to accrued and unpaid interest on this Note; and third to the Principal Balance of this Note.




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              5.0   Default; Acceleration
                    ---------------------

              The occurrence of any of the following events shall be an "Event of Default" under this Note:

                    (a) If the Executive shall fail to make a payment of principal or interest under this Note when due, and such failure shall continue more than ten (10) days after the Company gives the Executive written notice thereof; or

                    (b) If the Executive shall fail to make any other payment, or fail to perform any other obligation of the Executive, under this Note, other than obligations within the scope of clause (a) of this Section, and such failure shall continue more than ten (10) days after the Company gives the Executive written notice thereof; or

                    (c) If there shall be filed by or against the Executive any petition under the United States Bankruptcy Code or any similar federal or state statute; or

                    (d) Commencement of any proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against the Executive.

              Upon the occurrence of an Event of Default, the unpaid Principal Balance with interest and all other sums evidenced by this Note shall, at the option of the Company and in the Company's discretion, become immediately due and payable. Upon the occurrence of an Event of Default, the Company shall have all rights or remedies available at law or equity.

              6.0   Costs
                    -----

              If the Executive shall default in payment of this Note and the Company refers this Note to an attorney who is not a salaried employee of the Company for collection, the Company may charge and collect from the Executive reasonable attorneys' fees and all court costs and other collection costs incurred by the Company relating to the Executive's default (attorneys' fees and costs are referred to in this Note as "Collection Costs").

              7.0   Notices
                    -------

              Any notice required or permitted by or in connection with this Note shall be in writing and shall be made by hand delivery, or by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to the parties at the appropriate address set forth on the first page of this Note or to such other address as may be hereafter specified by written notice by the parties to each other. Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the hand delivery, or one (1) business day after delivery to an overnight delivery service, or three (3) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. Notwithstanding the aforesaid procedures, any notice or demand upon the Executive, in fact received by the Executive, shall be sufficient notice or demand.


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              8.0   Certain Waivers
                    ---------------

              As to this Note, the Executive waives all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also waives valuation and appraisement, presentment, notice of dishonor, and protest, notice of demand and nonpayment of this Note, and notice of acceleration and expressly agrees that the maturity of this Note, or any payment under this Note, may be extended from time to time without in any way affecting the liability of the Executive.

              9.0   Preservation of Company Rights
                    ------------------------------

              No failure on the part of the Company to exercise any right or remedy hereunder, whether before or after the happening of an Event of Default shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute waiver of any future default or of any other Event of Default. No failure to accelerate the indebtedness evidenced hereby by reason of any Event of Default hereunder, or acceptance of a past due payment, or indulgence granted from time to time, shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that the Company may have, whether by the laws of the State of Mississippi, by agreement, or otherwise; the Executive hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing.

              10.0  Amendments
                    ----------

              This Note may not be amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

              11.0  Severability
                    ------------

              In case any provision or any part of any provision contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision or remaining part of the affected provision of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein.

              12.0  Arbitration
                    -----------

              Any allegation, claim, cause of action, demand or dispute (collectively referred to as a "Dispute"), directly or indirectly related to this Note shall be resolved through binding arbitration conducted in accordance with the American Arbitration Association National Rules for the Resolution of Employment Disputes, in effect on the date the demand for arbitration is asserted. In the event that either Party demands arbitration, the Executive and the Company agree that the proceeding shall be the exclusive, final and binding forum for the ultimate resolution of any Dispute, subject to any rights of appeal that either Party may have under the Federal Arbitration Act and/or under applicable state law dealing with the review of arbitration decisions. The Dispute shall be heard and determined by one arbitrator who is either a retired judge or a licensed lawyer, experienced in arbitrating or adjudicating employment-related Disputes.

              13.0  Governing Law
                    -------------

              The validity, construction and effect of this Note, and the rights of any and all persons having or claiming to have any interest under this Note, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any arbitration with respect hereto will be brought in the State of Maryland.


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              IN WITNESS WHEREOF, and intending to be legally bound hereby the
Executive executes this Note under seal.

WITNESS:

_____________________________            ________________________________(SEAL)



_______________ of ____________, ____________ of _____________, to wit:

         On this the _______ day of _____________, 2001, before me, the undersigned officer, personally appeared ________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand and official seal.

                                       _______________________________________
                                                     Notary Public

My commission expires: ______________


Received by:

_____________________________________  for ___________________________________



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